UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

NEW ENTERPRISE STONE & LIME CO., INC.

(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77

New Enterprise, PA 16664

(Address of principal executive offices)

(814) 766-2211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 4, 2013, the Board of Directors (the “Board”) of New Enterprise Stone & Lime Co., Inc. (the “Company”) adopted and approved the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), which became effective immediately upon their adoption by the Board.

As previously disclosed in the Company’s Current Report on Form 8-K, filed on May 30, 2013, the Company recently entered into Amendment No. 3 to the Credit Agreement (the “Amendment”) with respect to the Company’s $170 million asset-based secured revolving credit facility among the Company, the lenders from time to time party thereto, and Manufacturers and Traders Trust Company, as Agent.  The Amendment required the Company to, among other things, create a special committee consisting of the Company’s four non-employee directors (the “Special Committee”) that will engage an advisor to develop a business plan that focuses on cost reductions and operational efficiencies (the “Plan”).

Article III, Section 3.12 of the Amended Bylaws establishes the Special Committee and grants it the full power, authority and responsibilities of the Board relating to the development and implementation of the Plan and to such other responsibilities as the Board may delegate to it from time to time.  In addition, Article III, Section 3.12 of the Amended Bylaws provides that the act of a majority of the members of the Special Committee present at any meeting at which there is a quorum shall be the act of such committee and such act, once so approved, shall be deemed to be an act of the entire Board unless, or until, rejected by a supermajority of the Board consisting of at least 78% of its members (rounded down to the nearest whole number).

In addition, Article III, Section 3.1 of the Amended Bylaws was amended to eliminate the requirement that an even number of directors constitute the Board at any given time.

The foregoing is not a complete discussion of the Amended Bylaws and is qualified in its entirety by reference to the full text of the Amended Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1, which is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits.

No.	Description

3.1	Second Amended and Restated Bylaws of New Enterprise Stone & Lime Co., Inc.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Executive Officer and Secretary

Date: June 7, 2013

EXHIBIT INDEX

No.	Description

3.1	Second Amended and Restated Bylaws of New Enterprise Stone & Lime Co., Inc.